This Consulting Agreement is made as of the 15th day of March, 2006


BETWEEN:

     MICHAEL STOCK, Businessman, of the City of Naples in the State of Florida

                                                         OF THE FIRST PART

AND

     DERMISONICS, INC, a corporation incorporated pursuant to the laws of the State of Nevada (hereinafter referred to as "Dermisonics")

                                                         OF THE SECOND PART


WHEREAS Dermisonics is a public company engaged in the development of bio-medical and consumer products to be marketed to the public;

AND WHEREAS Michael Stock, in his capacity as the chief executive officer of a private American company which specializes in the development and marketing of aftermarket supplies to the vehicle market, has developed significant expertise in the creation of marketing strategies,


NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the , mutual agreements and covenants herein contained , the parties hereto agree as follows:

     1.     APPOINTMENT.
            ------------

     Dermisonics hereby engages Michael Stock ("Stock") and Stock agrees to render services to Dermisonics as a consultant upon the terms and conditions hereinafter set forth.

     2.     TERM
            ----

     The term of this Consulting Agreement shall begin as of the date of this Agreement, and shall terminate on March 14, 2007, unless earlier terminated in accordance with paragraph 9 herein or extended by the mutual written consent of the parties.

     3.     SERVICES
            --------

     During the term of this Agreement, Stock shall provide advice to, undertake for and consult with Dermisonics concerning management, marketing, consulting and strategic planning in connection with the development, maintenance and growth of a market in the United States of America for the U-Strip and any ancillary products. Without limiting the generality of the foregoing, Stock shall be specifically responsible for:

          (a) The implementation of short-range and long-term strategic planning to fully develop and enhance Dermisonics's domestic marketing plan as it relates specifically to the U-Strip and the identification of pharmaceutical companies and other strategic allies which represent potential sources of broad based and reliable distribution in the United States of America, and

          (b) Assistance with regard to the identification, evaluation, structuring, negotiating and closing of licensing programs, joint ventures and/or strategic alliances dedicated to the efficient and profitable distribution of the U-Strip and any ancillary products in the United States of America.

     Dermisonics acknowledges that Stock provides management and consulting services to other companies and that the services to be provided by Stock pursuant to the terms of this Consulting Agreement shall be non-exclusive in nature.

     4.      DUTIES OF DERMISONICS
            ----------------------

     Dermisonics shall provide Stock, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by Stock or as may be reasonably required to advance the VEM Placement, and shall advise Stock immediately of any facts which would effect the accuracy of any data and information previously supplied pursuant to this paragraph. Dermisonics shall promptly supply Stock with:
          (a) full and complete copies of financial reports, and all filings with all federal and state securities agencies;
          (b)  full and  complete  copies  of  all  stockholder  reports;
          (c)  all data  and  information  supplied  by  any  financial analyst;
               and
          (d) all brochures or other sales materials relating to its products or services.

     5.     COMPENSATION
            ------------

     Dermisonics shall issue and deliver to Stock an aggregate of three hundred and twenty-five thousand shares (325,000) of the Corporation's $0.001 par value common stock ("Shares") which shall be registered by Dermisonics with the SEC on Form S-8 (the "Form S-8") of the Securities Act of 1933, as amended, no later than five (5) business days from the execution of this Consulting Agreement. The number of Shares which will be issued pursuant to this Consulting Agreement shall be adjusted to reflect any splits, recapitalization, reverse splits, capitalization's, mergers, consolidations, sale of assets or other corporate reorganizations. Trainor shall receive the Shares one day after the effectiveness of the Form S-8.

     Any pre-approved expenses relating to any activities undertaken by Stock under this Consulting Agreement will be charged to Dermisonics at cost on a monthly basis. Expenses will be invoiced and payment thereon shall be due within thirty (30) days of receipt of an invoice.

     6.     REPRESENTATION AND INDEMNIFICATION.
            -----------------------------------

     Dermisonics shall be deemed to have made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Stock and acknowledges its awareness that Stock will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Stock in the absence of notice in writing from Dermisonics will rely on the continuing accuracy of material, information and data supplied by Dermisonics. Stock represents that it has knowledge of and is experienced in providing the aforementioned services.

     7.     LIMITATION OF LIABILITY
            -----------------------

     In the event that either party shall be liable to the other pursuant to the terms of this Consulting Agreement for any failure to perform their obligations arising under this Consulting Agreement, that party's liability shall be limited as follows:

               (a) All liabilities in contract and tort for direct loss shall be limited to the actual value of the compensation paid in accordance with paragraph 5 in the year of the claim; and

               (b) All liabilities in contract and in tort for incidental, indirect, special or consequential damages including, but not limited to, loss of revenues or profits shall be excluded.

     8.     CONFIDENTIAL  INFORMATION
            -------------------------

     No party to this Consulting Agreement shall, without the prior written consent of the other party, disclose any information concerning the existence and/or terms of this Consulting Agreement to a third party except in the proper performance of this Consulting Agreement or as required by law or a competent authority. This duty of confidentiality shall survive the termination of this Consulting Agreement.

     9.     MISCELLANEOUS
            -------------

     Termination: This Consulting Agreement may be terminated by either Party in
     -----------
the event of a material breach of its terms by the other Party upon written notice to the such other Party and termination shall be effective five (5) business days from the date of such notice.

     Alteration: This Consulting Agreement sets out the entire understanding of
     ----------
the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

     Counterparts:  This Consulting Agreement may be executed in any number of
     -------------
counterparts by original or facsimile signature by the authorized officer of Dermisonics and Stock each of which counterparts, when executed and delivered, shall be an original but such counterparts together shall constitute one and the same instrument.

     Notices:  All notices, requests, demands and other communications required
     -------
or permitted to be given hereunder shall be deemed given when received by the parties at the addresses below or to such other address, or the attention of such other party, as the parties shall advise the other by notice given in accordance with this clause:

                    If to Dermisonics:    Dermisonics,  Inc.,
                                          2 Park Plaza
                                          Suite 450
                                          Irvine
                                          California
                                          92614 U.S.A.

                                          Attention: Bruce H. Haglund

                    If to Stock:          Michael  Stock,
                                          600 Galleon Drive
                                          Naples, Florida
                                          USA   34012


or to such other address, or the attention of such other party, as the parties shall advise the other by notice given in conformity herewith.

     Waiver: Any waiver by either Party of a breach of any provision of this
     ------
Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

     Severability: If any provision of this Consulting Agreement is invalid,
     ------------
illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

     Disagreements: Any dispute or other disagreement arising from or out of
     -------------
this Consulting Agreement shall be submitted to arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof. Arbitration shall occur only in the State of Nevada. The interpretation and the enforcement of this Agreement shall be governed by Nevada Law as applied to residents of the State of Nevada relating to contracts executed in and to be performed solely within the State of Nevada. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's reasonable attorney's fees incurred (as determined by the arbiter(s)).


          IN WITNESS THEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.

                                   Dermisonics,  Inc



                                             By:  /s/ Bruce H. Haglund
                                                  ------------------------
                                                  Bruce H. Haglund,
                                                  Chairman




--------------------------           -------------------------
      Witness                             Michael Stock


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